Exhibit 99.1

Rainbow National Services LLC and Subsidiaries

Unaudited Condensed Consolidated Financial Statements

As of June 30, 2009 and December 31, 2008 and for the

Three and Six Months Ended June 30, 2009 and 2008

Rainbow National Services LLC and Subsidiaries

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	June 30,	December 31,
	2009	2008

ASSETS
Current Assets:
Cash and cash equivalents	$50,955	$13,502
Accounts receivable, trade (less allowance for doubtful accounts of $960 and $667)	155,795	149,936
Accounts receivable from affiliates, net	2,103	9,995
Program rights, net	163,717	145,180
Prepaid expenses and other current assets	36,871	37,751
Deferred tax asset	4,106	3,406
Total current assets	413,547	359,770

Property and equipment, net of accumulated depreciation of $25,304 and $22,640	22,402	24,480
Program rights, net	466,146	478,954
Deferred carriage fees, net	98,144	108,554
Deferred financing costs, net of accumulated amortization of $11,513 and $9,888	12,074	13,699
Affiliation agreements and affiliate relationships, advertiser relationships and other definite-lived intangible assets, net of accumulated amortization of $499,732 and $473,099	197,805	224,038
Goodwill	51,309	51,228
Other assets	17,168	17,662
	$1,278,595	$1,278,385
LIABILITIES AND MEMBER’S DEFICIENCY
Current Liabilities:
Accounts payable	$29,865	$12,826
Accrued liabilities:
Interest	20,389	20,694
Employee related costs	16,770	18,278
Deferred carriage fees payable	444	2,676
Other accrued expenses	8,954	9,265
Accounts payable to affiliates, net	12,075	11,208
Program rights obligations	114,499	108,870
Deferred revenue	12,004	9,363
Liabilities under derivative contracts	2,494	2,697
Bank debt	25,000	25,000
Capital lease obligations	648	648
Total current liabilities	243,142	221,525

Program rights obligations	314,660	334,709
Deferred tax liability, net	102,456	104,899
Senior notes	299,148	299,014
Senior subordinated notes	323,691	323,564
Bank debt	622,500	675,000
Capital lease obligations	11,658	12,006
Accounts payable to affiliates	954	1,270
Other liabilities	16,139	16,167
Total liabilities	1,934,348	1,988,154
Commitments and contingencies
Member’s deficiency	(655,753)	(709,769)

	$1,278,595	$1,278,385

See accompanying notes to

condensed consolidated financial statements.

Rainbow National Services LLC and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

Three and Six Months Ended June 30, 2009 and 2008

(Dollars in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Revenues, net	$199,086	$186,606	$393,147	$365,136

Operating expenses:
Technical and operating (excluding depreciation and amortization shown below)	54,717	48,821	111,937	95,837
Selling, general and administrative	52,505	49,560	106,425	108,194
Restructuring (credits) expense	—	(8)	—	319
Depreciation and amortization	14,394	14,944	29,213	29,644
	121,616	113,317	247,575	233,994
Operating income	77,470	73,289	145,572	131,142

Other income (expense):
Interest expense	(19,196)	(21,509)	(38,520)	(45,194)
Interest income	59	295	159	894
Loss on derivative contracts, net	(1,694)	—	(2,715)	—
Miscellaneous, net	192	(19)	111	(283)
	(20,639)	(21,233)	(40,965)	(44,583)
Income before income taxes	56,831	52,056	104,607	86,559
Income tax expense	(21,602)	(20,052)	(39,762)	(32,962)
Net income	$35,229	$32,004	$64,845	$53,597

See accompanying notes to

condensed consolidated financial statements.

Rainbow National Services LLC and Subsidiaries

CONDENSED CONSOLIDATED STATEMENT OF MEMBER’S DEFICIENCY

Six Months Ended June 30, 2009

(Dollars in thousands)

(unaudited)

Balance, December 31, 2008	$(709,769)

Cash capital distributions	(57,000)
Non-cash capital contributions	46,171
Net income	64,845

Balance, June 30, 2009	$(655,753)

See accompanying notes to

condensed consolidated financial statements.

Rainbow National Services LLC and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Six Months Ended June 30, 2009 and 2008

(Dollars in thousands)

(unaudited)

	2009	2008
Cash flows from operating activities:
Net income	$64,845	$53,597
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,213	29,644
Cablevision share-based compensation expense allocations	5,773	3,944
Amortization of program rights	75,150	62,732
Amortization of deferred carriage fees	10,684	10,572
Amortization of deferred financing costs, discounts on indebtedness and other costs	2,077	1,577
Provision for doubtful accounts	924	631
Unrealized gain on derivative contracts	(203)	—
Unrealized foreign currency transaction loss	22	80
Deferred income taxes	(3,143)	(1,429)
Changes in assets and liabilities:
Accounts receivable, trade	(6,805)	(1,998)
Accounts receivable from affiliates, net	7,892	72
Prepaid expenses and other assets	1,374	4,901
Program rights	(80,879)	(92,134)
Deferred carriage fees	(274)	(249)
Accounts payable and accrued expenses	17,407	(4,865)
Accounts payable to affiliates, net	40,949	16,692
Program rights obligations	(14,420)	13,054
Deferred carriage fees payable	(2,172)	(18,329)
Other long-term liabilities	(361)	661
Net cash provided by operating activities	148,053	79,153

Cash flows from investing activities:
Capital expenditures	(502)	(3,049)
Payments for acquisition of a business	(250)	—
Net cash used in investing activities	(752)	(3,049)

Cash flows from financing activities:
Cash distributions to parent	(57,000)	(289,000)
Proceeds from bank debt	—	210,000
Repayment of bank debt	(52,500)	(12,500)
Additions to deferred financing costs	—	(2,858)
Principal payments on capital lease obligations	(348)	(400)
Net cash used in financing activities	(109,848)	(94,758)

Net increase (decrease) in cash and cash equivalents	37,453	(18,654)

Cash and cash equivalents at beginning of period	13,502	51,992

Cash and cash equivalents at end of period	$50,955	$33,338

See accompanying notes to

condensed consolidated financial statements.

Rainbow National Services LLC and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

(unaudited)

NOTE 1.                BUSINESS

In July 2004, Cablevision Systems Corporation (“Cablevision”) formed Rainbow National Services LLC (the “Company”).  Rainbow Programming Holdings LLC (“Rainbow Programming Holdings”), an indirect wholly-owned subsidiary of Cablevision, owns 100% of the membership interests in the Company.  The Company is a holding company with no independent operations of its own.  Its subsidiaries include entities that principally own nationally distributed 24-hour entertainment services operated as integral parts of Cablevision, including AMC, WE tv and IFC.  The Company’s unaudited condensed consolidated financial statements have been derived from the condensed consolidated financial statements and accounting records of Cablevision and reflect certain assumptions and allocations.  The financial position, results of operations and cash flows of the Company could differ from those that might have resulted had the Company been operated autonomously or as an entity independent of Cablevision.

NOTE 2.                BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and Article 10 of Regulation S-X of the Securities and Exchange Commission (“SEC”) for interim financial information as required by the Company’s indentures even though the Company is not a reporting company under the Securities Exchange Act of 1934.  Accordingly, these unaudited condensed consolidated financial statements do not include all the information and notes required for complete annual financial statements.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto for the year ended December 31, 2008.

The condensed consolidated financial statements as of June 30, 2009 and for the three and six months ended June 30, 2009 and 2008 presented herein are unaudited; however, in the opinion of management, such condensed consolidated financial statements include all adjustments, consisting solely of normal recurring adjustments, necessary for a fair presentation of the results for the periods presented.  All significant intercompany transactions and balances have been eliminated in consolidation.

The results of operations for the interim periods are not necessarily indicative of the results that might be expected for future interim periods or for the full year ending December 31, 2009.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Rainbow National Services LLC and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (cont’d)

(Dollars in thousands)

(unaudited)

Comprehensive income for the three and six months ended June 30, 2009 and 2008 equals net income for the same periods.

NOTE 3.                CASH FLOWS

For purposes of the unaudited condensed consolidated statements of cash flows, the Company considers the balance of its investments in funds that substantially hold securities that mature within three months or less from the date the fund purchases these securities to be cash equivalents.

During the six months ended June 30, 2009 and 2008, the Company’s non-cash investing and financing activities and other supplemental data were as follows:

	Six Months Ended June 30,
	2009	2008
Non-Cash Investing and Financing Activities:
Deemed capital contributions related to the allocation of income taxes and other taxes	$40,398	$31,849
Allocation of Cablevision share-based compensation expense in the form of a deemed capital contribution	5,773	3,944

Supplemental Data:
Cash interest paid	36,748	44,285
Income taxes paid	1,749	1,234

NOTE 4.                RECENTLY ADOPTED AND RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS NOT YET ADOPTED

Recently Adopted Accounting Pronouncements

In May 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 165, Subsequent Events (“Statement No. 165”), which requires an entity after the balance sheet date to evaluate events or transactions that may occur for potential recognition or disclosure in its financial statements.  Statement No. 165 determines the circumstances under which the entity shall recognize these events or transactions in its financial statements and provides the disclosures that an entity shall make about them including disclosing the date through which the entity evaluated these events or transactions, as well as whether that date is the date the entity’s financial statements were issued or the date the financial statements were available to be issued.  Statement No. 165 became effective for the Company as of June 30, 2009.  The Company evaluated all events or transactions that occurred after June 30, 2009 up through July 31, 2009, the date the Company issued these condensed consolidated financial statements.  During this period, the Company did not have any material recognizable subsequent events.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities (“Statement No. 161”).  Statement No. 161 requires specific disclosures regarding the location and amounts of derivative instruments in the Company’s financial statements; how derivative instruments and related hedged items are accounted for; and how

Rainbow National Services LLC and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (cont’d)

(Dollars in thousands)

(unaudited)

derivative instruments and related hedged items affect the Company’s financial position, financial performance, and cash flows.  Statement No. 161 became effective as of January 1, 2009 for the Company.  The Company has provided the required disclosures regarding derivative instruments in Note 9.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“Statement No. 141R”).  Statement No. 141R requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date.  Also, in April 2009, the FASB issued FASB Staff Position (“FSP”) No. SFAS 141R-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies, to address some of the application issues under Statement No. 141R.  FSP No. SFAS 141R-1 deals with the initial recognition and measurement of an asset acquired or a liability assumed in a business combination that arises from a contingency (provided the fair value on the date of acquisition of the related asset or liability can be determined).  Both Statement No. 141R and FSP No. SFAS 141R-1 became effective as of January 1, 2009 for the Company. Accordingly, any business combination completed prior to January 1, 2009 was accounted for pursuant to SFAS No. 141, Business Combinations.  Business combinations completed subsequent to January 1, 2009, have been accounted for pursuant to Statement No. 141R and FSP No. SFAS 141R-1.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“Statement No. 157”).  Statement No. 157 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements.  Under Statement No. 157, fair value refers to the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the market in which the reporting entity transacts.  It also clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability.  Statement No. 157 applies under other accounting pronouncements that require or permit fair value measurements.  Accordingly, this Statement does not require any new fair value measurements.  Statement No. 157 became effective for the Company on January 1, 2008 with respect to financial assets and financial liabilities.   The additional disclosures required by Statement No. 157 are included in Note 10.

The adoption of Statement No. 157 for nonfinancial assets and nonfinancial liabilities which include goodwill, intangible assets, and long-lived assets measured at fair value for impairment assessments, and nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination, became effective for the Company on January 1, 2009.  The adoption of Statement No. 157 for nonfinancial assets and nonfinancial liabilities did not have an impact on the Company’s consolidated financial position or results of operations.

In April 2009, the FASB issued FASB FSP No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or the Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.  FSP No. FAS 157-4 amends Statement No. 157 to provide additional guidance on (i) estimating fair value when the volume and level of activity for an asset or liability have significantly decreased in relation to normal market activity for the asset or liability, and (ii) circumstances that may indicate that a transaction is not orderly.  FSP

Rainbow National Services LLC and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (cont’d)

(Dollars in thousands)

(unaudited)

No. FAS 157-4 also requires additional disclosures about fair value measurements in interim and annual reporting periods.  FSP No. FAS 157-4 became effective for the Company during the quarter ended June 30, 2009.  The adoption of FSP No. FAS 157-4 did not have an impact on the Company’s condensed consolidated financial statements.

In April 2009, the FASB issued FSP No. FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments (“FSP No. FAS 115-2”).  FSP No. FAS 115-2 provides additional guidance on the timing of impairment recognition and greater clarity about the credit and noncredit components of impaired debt securities that are not expected to be sold.  FSP No. FAS 115-2 also requires additional disclosures about impairments in interim and annual reporting periods.  FSP No. FAS 115-2 became effective for the Company during the quarter ended June 30, 2009.  The adoption of FSP No. FAS 115-2 did not have an impact on the Company’s condensed consolidated financial statements.

In April 2009, the FASB issued FSP No. FAS 107-1 and APB No. 28-1, Interim Disclosures about Fair Value of Financial Instruments, which amends SFAS No. 107, Disclosures about Fair Value of Financial Instruments, to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies, as well as in annual financial statements.  This FSP also amends APB Opinion No. 28, Interim Financial Reporting, to require those disclosures in summarized financial information at interim reporting periods.  FSP No. FAS 107-1 and APB No. 28-1 became effective for the Company during the quarter ended June 30, 2009.  The additional disclosures required by FSP 107-1 and APB No. 28-1 are included in Note 11.

In April 2008, the FASB issued FSP No. FAS 142-3, Determination of the Useful Life of Intangible Assets.  FSP No. FAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, Goodwill and Other Intangible Assets.  FSP No. FAS 142-3 became effective as of January 1, 2009 for the Company.  The adoption of FSP No. FAS 142-3 did not have an impact on the Company’s condensed consolidated financial statements.

In December 2007, the FASB issued EITF Issue No. 07-1, Accounting for Collaborative Arrangements (“EITF 07-1”). EITF 07-1 defines collaborative arrangements and establishes reporting requirements for transactions between participants in a collaborative arrangement and between participants in the arrangement and third parties. EITF 07-1 also establishes the appropriate income statement presentation and classification for joint operating activities and payments between participants, as well as the disclosure requirements related to these arrangements. EITF 07-1 became effective as of January 1, 2009 for the Company.  The adoption of EITF 07-1 did not have an impact on the Company’s condensed consolidated financial statements.

Recently Issued Accounting Pronouncements Not Yet Adopted

Rainbow National Services LLC and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (cont’d)

(Dollars in thousands)

(unaudited)

To be Adopted in the Third Quarter of 2009

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB Statement No. 162 (“Statement No. 168”), which establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with GAAP.  Statement No. 168 explicitly recognizes rules and interpretive releases of the SEC under federal securities laws as authoritative GAAP for SEC registrants.  The Company does not expect the adoption of Statement No.168 to have a material effect on the Company’s condensed consolidated financial statements.

NOTE 5.                INCOME TAXES

The Company is a single-member limited liability company, indirectly wholly-owned by Rainbow Media Enterprises, Inc. (“RME”), a taxable corporation.  RME, a direct wholly-owned subsidiary of Rainbow Media Holdings LLC, is an indirect wholly-owned subsidiary of Cablevision.  As such, the Company is treated as a division of RME and is included in the consolidated income tax return of Cablevision for federal and state income tax purposes.  The income tax provision is determined on a stand-alone basis as if the Company filed separate consolidated income tax returns for the periods presented herein.

The income tax expense for the six months ended June 30, 2009 and 2008 of $39,762 and $32,962, respectively, differs from the income tax expense derived from applying the statutory federal rate to pretax income due principally to the impact of state and local income taxes.

Since there is no tax sharing agreement in place between the Company and Cablevision, allocable current income tax liabilities calculated on a stand-alone company basis that the Company does not pay directly have been reflected as deemed capital contributions to the Company from its parent.  Such contributions amounted to $40,338 and $31,849 for the six months ended June 30, 2009 and 2008, respectively.

Rainbow National Services LLC and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (cont’d)

(Dollars in thousands)

(unaudited)

NOTE 6.                INTANGIBLE ASSETS

The following table summarizes information relating to the Company’s acquired intangible assets at June 30, 2009 and December 31, 2008:

	June 30, 2009	December 31, 2008

Gross carrying amount of amortizable intangible assets
Affiliation agreements and affiliate relationships	$597,156	$597,156
Advertiser relationships	91,024	90,898
Other definite-lived intangibles	9,357	9,083
	697,537	697,137

Accumulated amortization
Affiliation agreements and affiliate relationships	(430,183)	(408,130)
Advertiser relationships	(60,761)	(56,231)
Other definite-lived intangibles	(8,788)	(8,738)
	(499,732)	(473,099)
Amortizable intangible assets, net of accumulated amortization	197,805	224,038

Goodwill	51,309	51,228

Total intangible assets, net	$249,114	$275,266

Aggregate amortization expense
Six months ended June 30, 2009	$26,633

Estimated amortization expense
Year ending December 31, 2009	$52,492
Year ending December 31, 2010	51,715
Year ending December 31, 2011	51,715
Year ending December 31, 2012	46,553
Year ending December 31, 2013	21,934

The Company has historically been able to renew affiliation agreements upon expiration and has factored its experience with such renewals in estimating the future cash flows associated with its affiliation agreements and affiliate relationship intangible assets.

The changes in the carrying amount of goodwill for the six months ended June 30, 2009 are as follows:

	AMC Networks	IFC	Total Company
Balance as of December 31, 2008	$37,646	$13,582	$51,228
Additions	81	—	81
Balance as of June 30, 2009	$37,727	$13,582	$51,309

In March 2009, the Company acquired a film web site business for $250 cash and recorded a liability of $231 for the net present value of additional annual required payments of $135 through

Rainbow National Services LLC and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (cont’d)

(Dollars in thousands)

(unaudited)

2011.  In allocating the $481 purchase price, the Company recorded intangible assets of $126, $274 and $81 for advertiser relationships, other definite-lived intangibles and goodwill, respectively.

NOTE 7.            SEGMENT INFORMATION

The Company classifies its business interests into two reportable segments: AMC Networks (which includes AMC and WE tv) and IFC.  These reportable segments are strategic business units that are managed separately.  The Company evaluates segment performance based on several factors, of which the primary financial measure is business segment adjusted operating cash flow (defined as operating income (loss) before depreciation and amortization, share-based compensation expense or benefit and restructuring charges or credits), a non-GAAP measure.  The Company has presented the components that reconcile adjusted operating cash flow to operating income, an accepted GAAP measure.  Information as to the operations of the Company’s reportable business segments is set forth below.

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Revenues, net
AMC Networks	$170,495	$159,717	$335,103	$311,176
IFC	28,591	26,889	58,044	53,960
Total	$199,086	$186,606	$393,147	$365,136

Reconciliation (by Segment and in Total) of Adjusted Operating Cash Flow to Operating Income

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Adjusted operating cash flow
AMC Networks	$86,695	$81,281	$163,188	$148,712
IFC	8,951	9,557	17,370	16,337
Total	$95,646	$90,838	$180,558	$165,049

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Depreciation and amortization
AMC Networks	$(13,444)	$(13,966)	$(27,316)	$(27,692)
IFC	(950)	(978)	(1,897)	(1,952)
Total	$(14,394)	$(14,944)	$(29,213)	$(29,644)

Rainbow National Services LLC and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (cont’d)

(Dollars in thousands)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Share-based compensation expense
AMC Networks	$(2,933)	$(1,903)	$(4,501)	$(2,989)
IFC	(849)	(710)	(1,272)	(955)
Total	$(3,782)	$(2,613)	$(5,773)	$(3,944)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Restructuring credits (expense)
AMC Networks	$—	$5	$—	$(218)
IFC	—	3	—	(101)
Total	$—	$8	$—	$(319)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Operating income
AMC Networks	$70,318	$65,417	$131,371	$117,813
IFC	7,152	7,872	14,201	13,329
Total	$77,470	$73,289	$145,572	$131,142

A reconciliation of reportable segment amounts to the Company’s consolidated balances is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Income before income taxes
Total operating income for reportable segments	$77,470	$73,289	$145,572	$131,142
Items excluded from operating income:
Interest expense	(19,196)	(21,509)	(38,520)	(45,194)
Interest income	59	295	159	894
Loss on derivative contracts, net	(1,694)	—	(2,715)	—
Miscellaneous, net	192	(19)	111	(283)
Income before income taxes	$56,831	$52,056	$104,607	$86,559

	Six Months Ended June 30,
	2009	2008
Capital expenditures
AMC Networks	$382	$2,260
IFC	120	789
Total	$502	$3,049

Substantially all revenues and assets of the Company’s reportable segments are attributed to or located in the United States.

Rainbow National Services LLC and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (cont’d)

(Dollars in thousands)

(unaudited)

Concentrations of Credit Risk

Financial instruments that may potentially subject the Company to a concentration of credit risk consist primarily of cash and cash equivalents and trade account receivables.  Cash is invested in money market funds and bank time deposits.  The Company monitors the financial institutions and money market funds where it invests its cash and cash equivalents with diversification among counterparties to mitigate exposure to any single financial institution.  The Company’s emphasis is primarily on safety of principal and liquidity and secondarily on maximizing the yield on its investments.  The Company had three customers that in the aggregate accounted for approximately 31% and 30% of the Company’s consolidated net trade receivable balances at June 30, 2009 and December 31, 2008, respectively, which exposes the Company to a concentration of credit risk.  These customers in the aggregate accounted for approximately 36% and 37% of the Company’s net revenues for the six months ended June 30, 2009 and 2008, respectively.

NOTE 8.                LEGAL MATTERS

Broadcast Music, Inc. Matter

Broadcast Music, Inc. (“BMI”), an organization that licenses the performance of musical compositions of its members, has alleged that certain of the Company’s subsidiaries require a license to exhibit musical compositions in its catalog. BMI agreed to interim fees based on revenues covering certain periods for certain subsidiaries. These matters were submitted to a Federal Rate Court.  The interim fees paid to BMI remain subject to retroactive adjustment until such time as either a final decision is made by the Court or an agreement is reached by the parties.

Other Legal Matters

In addition to the matter discussed above, the Company is party to various lawsuits and claims in the ordinary course of business.  Although the outcome of these other matters cannot be predicted with certainty and the impact of the final resolution of these other matters on the Company’s results of operations in a particular subsequent reporting period is not known, management does not believe that the resolution of these matters will have a material adverse effect on the financial position of the Company or the ability of the Company to meet its financial obligations as they become due.

NOTE 9.                DERIVATIVE CONTRACTS

To manage interest rate risk, the Company has entered into interest rate swap contracts to adjust the proportion of total debt that is subject to variable rates (see below).  Such contracts effectively fix the borrowing rates on floating rate debt to limit the exposure against the risk of rising rates.  The Company does not enter into interest rate swap contracts for speculative or trading purposes and it has only entered into transactions with counterparties that are rated investment grade.  The Company monitors the financial institutions that are counterparties to its

Rainbow National Services LLC and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (cont’d)

(Dollars in thousands)

(unaudited)

interest rate swap contracts and it diversifies its swap contracts among various counterparties to mitigate exposure to any single financial institution.

In November 2008, the Company entered into interest rate swap contracts with a notional amount of $450,000 to effectively fix borrowing rates on a substantial portion of the Company’s floating rate debt.  These contracts are not designated as hedges for accounting purposes.  As a result of these transactions, the interest rate paid on approximately 84% of the Company’s debt (excluding capital leases) as of June 30, 2009 is effectively fixed (49% being fixed rate obligations and 35% is effectively fixed through utilization of these interest rate swap contracts).  The table below summarizes certain terms of these interest rate swap contracts as of June 30, 2009:

Maturity Date	Notional Amount	Weighted Average Fixed Rate Paid by the Company	Weighted Average Effective Floating Rate Received by the Company at June 30, 2009*
November 2009	$450,000	1.84%	0.32%

*                                        Represents the floating rate received by the Company under its interest rate swap contracts at June 30, 2009 and does not represent the rates to be received by the Company on future payments.

As of June 30, 2009 and December 31, 2008, the interest rate swap contracts noted above had a fair value of $2,494 and $2,697, respectively, a liability position, as reflected as liabilities under derivative contracts in the Company’s condensed consolidated balance sheets.

The net losses aggregating $(1,694) and $(2,715) are reflected in loss on derivative contracts, net in the condensed consolidated statements of income for the three and six months ended June 30, 2009, respectively, and represent realized losses of $(1,582) and $(2,918) for the three and six months ended June 30, 2009, respectively, as a result of net cash interest expense and unrealized (losses) gains of $(112) and $203 for the three and six months ended June 30, 2009, respectively, as a result of the change in the fair value of the underlying interest rate swap contracts.

NOTE 10.              FAIR VALUE MEASUREMENT

The Company adopted Statement No. 157 on January 1, 2008 for certain financial assets and financial liabilities.  Statement No.  157 requires enhanced disclosures about assets and liabilities measured at fair value.  As noted in Note 4 above, the Company adopted the provisions of Statement No. 157 with respect to its nonfinancial assets and nonfinancial liabilities on January 1, 2009.  However, there were no material nonfinancial assets or nonfinancial liabilities requiring initial measurement or subsequent remeasurement for the three and six months ended June 30, 2009.

The fair value hierarchy as outlined in Statement No. 157 is based on inputs to valuation techniques that are used to measure fair value that are either observable or unobservable.  Observable inputs reflect assumptions market participants would use in pricing an asset or liability based on market data obtained from independent sources while unobservable inputs

Rainbow National Services LLC and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (cont’d)

(Dollars in thousands)

(unaudited)

reflect a reporting entity’s pricing based upon their own market assumptions.  The fair value hierarchy consists of the following three levels:

•                  Level I - Quoted prices for identical instruments in active markets.

•                  Level II - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•                  Level III - Instruments whose significant value drivers are unobservable.

The following table presents for each of these hierarchy levels, the Company’s financial assets and financial liabilities that are measured at fair value on a recurring basis at June 30, 2009 and December 31, 2008:

At June 30, 2009:

	Level I	Level II	Level III	Total
Assets:
Cash equivalents	$—	$46,340	$—	$46,340
Liabilities:
Liabilities under derivative contracts	—	2,494	—	2,494

At December 31, 2008:

	Level I	Level II	Level III	Total
Assets:
Cash equivalents	$—	$11,996	$—	$11,996
Liabilities:
Liabilities under derivative contracts	—	2,697	—	2,697

The Company’s cash equivalents are classified within Level II of the fair value hierarchy because they are valued primarily on inputs that can be observed with market price information and other relevant information from third-party pricing services.

The Company’s liabilities under derivative contracts are valued using market-based inputs to valuation models.  These valuation models require a variety of inputs, including contractual terms and interest rate yield curves.  When appropriate, valuations are adjusted for various factors such as liquidity and credit considerations.  Such adjustments are generally based on available market evidence.  Since model inputs can generally be verified and do not involve significant management judgment, the Company has concluded that these instruments should be classified within Level II of the fair value hierarchy.

The Company considers the impact of credit risk when measuring the fair value of its derivative asset and/or liability positions, as applicable.

Rainbow National Services LLC and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (cont’d)

(Dollars in thousands)

(unaudited)

NOTE 11.                                          DISCLOSURES ABOUT THE FAIR VALUE OF FINANCIAL INSTRUMENTS

Cash and Cash Equivalents

The carrying amount approximates fair value due to the short-term maturity of these instruments.

Liabilities Under Derivative Contracts (carried on the accompanying condensed consolidated balance sheets at fair value. See Note 9.)

Bank Debt, Senior Notes and Senior Subordinated Notes

The fair values of each of the Company’s debt instruments are based on quoted market prices for the same or similar issues or on the current rates offered to the Company for instruments of the same remaining maturities.

The carrying values and estimated fair values of the Company’s financial instruments, excluding those that are carried at fair value in the accompanying condensed consolidated balance sheets, are summarized as follows:

	June 30, 2009
	Carrying Amount	Estimated Fair Value
Debt instruments:
Bank debt (a)	$647,500	$647,500
Senior notes	299,148	300,750
Senior subordinated notes	323,691	336,375
	$1,270,339	$1,284,625

	December 31, 2008
	Carrying Amount	Estimated Fair Value
Debt instruments:
Bank debt (a)	$700,000	$700,000
Senior notes	299,014	270,000
Senior subordinated notes	323,564	289,250
	$1,322,578	$1,259,250

(a) The carrying value of the Companys’ bank debt which bears interest at variable rates approximates its fair value.

Fair value estimates related to the Company’s debt instruments presented above are made at a specific point in time, based on relevant market information and information about the financial instruments. These estimates are subjective in nature and involve uncertainties and matters of significant judgments and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.